ASSETS HELD FOR SALE AND LIABILITIES HELD FOR SALE	12 Months Ended
Dec. 31, 2019
ASSETS HELD FOR SALE AND LIABILITIES HELD FOR SALE
ASSETS HELD FOR SALE AND LIABILITIES HELD FOR SALE

7. ASSETS HELD FOR SALE AND LIABILITIES HELD FOR SALE

On December 25, 2019, a subsidiary of the Company has entered into a proposed acquisition agreement with Jiangxi Tongli Risheng New Energy Technology Co., Ltd (the “Buyer”) for sale of the Company’s solar power plant subsidiaries in China under electricity generation revenue segment. The associated assets and liabilities of the solar power plant subsidiaries were consequently presented as held for sale in the consolidated balance sheet. This transaction is expected to be consummated within one year from the Company’s consolidated balance sheet date.

At December 31,
2019
Assets classified as held for sale
Cash and cash equivalents	$427,299
Accounts receivable, net	2,636,581
Value added tax recoverable	747,646
Prepaid expenses and other current assets	1,593,391
Property, plant and equipment, net	13,290,761
Operating lease right-of-use asset	1,230,574
Impairment of assets(1)	(1,347,626)

Total assets classified as held for sale	18,578,626

Liabilities classified as held for sale
Accounts payable	58,525
Operating lease liabilities	1,229,918
Failed sales leased back and finance lease liability	7,879,923

Total liabilities classified as held for sale	$9,168,366
(1)

As a result of the acquisition agreement, the Company reassessed the net assets on the solar power plant to the lower of carrying amount or fair value less cost to sell. As of December 31, 2019, the impairment loss of $1,347,626 has been applied to reduce the carrying amount of assets classified as held for sale.